SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 30, 1999
                                                        ------------------
                           SOUTHERN INVESTMENTS UK plc
                           ---------------------------
             (Exact name of registrant as specified in its charter)


         England and Wales               333-09033                         None
         ----------------------------------------------------------------------
         (State or other jurisdiction   (Commission         (IRS Employer
         of incorporation)              File Number)        Identification No.)


          800 Park Avenue, Aztec West, Almondsbury, Bristol BS32 4SE, England
          --------------------------------------------------------------------
                         (Address of principal executive offices)


Registrant's telephone number, including area code:  011-44-1454-201-101
                                                     -------------------

                                          N/A
                                          ---
                (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposal of Assets

         Southern Investments UK plc holds the entire share capital of South Western Electricity plc ("SWE").

         On September 30, 1999, SWE completed the sale of its supply business (and certain related activities) to London Electricity plc ("LE") as announced previously in Form 8-K dated June 11, 1999. Under the terms of the agreement, SWE received cash consideration of (pound)160 million, and transferred certain liabilities to LE.

         Prior to the sale, SWE was primarily engaged in two electric industry segments, distribution, which involves the transfer of electricity from the high voltage transmission system, and its delivery, across lower voltage distribution systems, to consumers; and supply, which involves bulk purchase of electricity and arranging for its sale and transfer to its customers.

         SWE's operating income is predominantly from the distribution business and this will continue now that the sale of the supply business has been completed.

         SWE will brand its distribution business as Western Power Distribution as the SWEB name has transferred to LE.


Item 7.  Pro Forma Financial Information

         The following unaudited pro forma consolidated statement of income for the year ended March 31, 1999 gives effect to the disposition of the supply business as if the sale had occurred on April 1, 1998. The impact on the consolidated statement of income for the three months ended June 30, 1999, is less than (pound)0.5 million and therefore a pro forma income statement is not presented.

         The supply business has been treated as a discontinued activity in the reports filed for the periods ended March 31, 1999 and June 30, 1999 and thus the impact of the pro forma adjustments on the results previously reported for these periods is limited.

         The following unaudited pro forma consolidated balance sheet as of June 30, 1999 gives effect to the disposition of the supply business as if the sale had occurred as of that date.

         The unaudited pro forma financial statements are presented for informational purposes only and do not purport to be indicative of the financial position which would actually have existed or the results of operations which would actually have been attained if the transaction had occurred in the periods indicated or which may exist or be obtained in the future.

         These statements should be read in conjunction with the historical financial statements and accompanying notes of the Registrant.

                  SOUTHERN INVESTMENTS UK plc AND SUBSIDIARIES

                          PRO FORMA STATEMENT OF INCOME
                        FOR THE YEAR ENDED MARCH 31, 1999

                                  (In Millions)


                                                    For the Year Ended March 31, 1999
                                                    ---------------------------------
                                                As Reported    Pro Forma       Pro Forma
                                                               Adjustment
                                                                (Note 1)

OPERATING REVENUES                          (pound) 261                -     (pound) 261
COST OF SALES                                        16                -              16
                                                 ------           ------          ------
GROSS MARGIN                                        245                -             245
                                                 ------           ------          ------
OPERATING EXPENSES:
    Maintenance                                      37                -              37
    Depreciation and amortization                    51                -              51
    Selling, general, and administrative             35                -              35
                                                 ------           ------          ------
    Total operating expenses                        123                -             123
                                                 ------           ------          ------
OPERATING INCOME                                    122                -             122
                                                 ------           ------          ------
OTHER INCOME (EXPENSE):
    Interest income                                   1                -               1
    Interest income from affiliated company           6                -               6
    Interest expense                                (55)               1             (54)
    Investment income                                 5                -               5
    Gain on sale of assets                            7                -               7
                                                 ------           ------          ------
    Total other income (expense)                    (36)               1             (35)
                                                 ------           ------          ------
INCOME FROM CONTINUING OPERATIONS
   BEFORE INCOME TAXES                               86                1              87

INCOME TAXES                                        (10)               -             (10)
                                                 ------           ------          ------
NET INCOME FROM CONTINUING OPERATIONS                76                1              77
                                                 ======           ======          ======


     See accompanying notes to unaudited pro forma condensed financial statements.


                                 SOUTHERN INVESTMENTS UK plc AND SUBSIDIARIES

                                     PRO FORMA CONSOLIDATED BALANCE SHEET
                                                AT JUNE 30, 1999

                                                  (In Millions)

                                                                               As Reported     Pro Forma       Pro Forma
                                                                                               Adjustment
                                                                                                (Note 2)

PROPERTY, PLANT, AND EQUIPMENT                                              (pound) 1,466      (a)  (45)   (pound) 1,421
    Less accumulated depreciation                                                     164      (a)  (19)             145
                                                                                   ------        ------           ------
    Total                                                                           1,302           (26)           1,276
                                                                                   ------        ------          ------
OTHER ASSETS:
    Investments                                                                        16       (b) 140              156
    Prepaid pension cost                                                              138       (c) (10)             128
    Goodwill, net of accumulated amortization of(pound)17                             166             -              166
    Loans to affiliated company                                                       351             -              351
    Premium in respect of loans to affiliated company and related hedges,
      net of accumulated amortization of(pound)4                                       38             -               38
                                                                                   ------        ------           ------
    Total                                                                             709           130              839
                                                                                   ------        ------           ------
CURRENT ASSETS:
    Cash and cash equivalents                                                           5             -                5
    Investments                                                                        14             -               14
    Receivables:
        Customer accounts, less provision for uncollectables                           57      (d)  (22)              35
        Other                                                                          19             -               19
    Materials and supplies                                                              2             -                2
    Prepayments                                                                        14             -               14
                                                                                   ------        ------           ------
    Total                                                                             111           (22)              89
                                                                                   ------        ------           ------

TOTAL ASSETS                                                                (pound) 2,122            82    (pound) 2,204
                                                                                   ======        ======           ======


         See accompanying notes to unaudited pro forma condensed financial statements.



                                      SOUTHERN INVESTMENTS UK plc AND SUBSIDIARIES

                                       PRO FORMA CONSOLIDATED BALANCE SHEET
                                                   AT JUNE 30, 1999

                                                    (In Millions)


                                                                           As Reported    Pro Forma      Pro Forma
                                                                                          Adjustment

                                                                                           (Note 2)

STOCKHOLDER'S EQUITY:

    Common stock, par value (pound)1 per share, 902,128,735 shares
      authorized, issued and outstanding                                  (pound) 902             -    (pound) 902
    Retained deficit                                                             (136)     (e)  116            (20)
                                                                               ------        ------         ------
    Total                                                                         766           116            882
                                                                               ------        ------         ------

COMPANY OBLIGATED MANDATORILY REDEEMABLE
  PREFERRED SECURITIES OF SOUTHERN INVESTMENTS
  UK CAPITAL TRUST I HOLDING COMPANY JUNIOR
  SUBORDINATED DEBENTURES                                                          50             -             50

NON-CURRENT LIABILITIES:
    Long-term debt                                                                301             -            301
    Accumulated deferred income taxes                                             363     (f)    45            408
    Provision for loss contracts                                                   68     (g)   (68)             -
    Miscellaneous                                                                  36             -             36
                                                                               ------        ------         ------
    Total                                                                         768           (23)           745
                                                                               ------        ------         ------
CURRENT LIABILITIES:
    Commercial paper                                                               30             -             30
    Notes payable to banks                                                        304     (b)   (20)           284
    Notes payable to affiliated company                                            25             -             25
    Other notes payable                                                             7             -              7
    Accounts payable                                                               40     (d)   (30)            10
    Accrued income taxes                                                           54             -             54
    Interest accrued                                                               13             -             13
    Miscellaneous                                                                  65     (h)    39            104
                                                                               ------        ------         ------
    Total                                                                         538           (11)           527
                                                                               ------        ------         ------

TOTAL STOCKHOLDER'S EQUITY AND LIABILITIES                              (pound) 2,122            82  (pound) 2,204
                                                                               ======        ======         ======







         See accompanying notes to unaudited pro forma condensed financial statements.

                                       4


                  SOUTHERN INVESTMENTS UK plc AND SUBSIDIARIES
             FOR THE YEAR ENDED MARCH 31, 1999 AND THE THREE MONTHS
                               ENDED JUNE 30, 1999

            NOTES TO THE PRO FORMA CONSOLIDATED FINANCIAL
                              STATEMENTS

1. Income Statement

The pro forma adjustment to the consolidated statement of income for the year ended March 31, 1999, reflects a reduction in interest expense resulting from short-term debt repayment of (pound)20 million, at an interest rate of 7.9%.

2. Balance Sheet

The pro forma adjustments to the consolidated balance sheet as of June 30, 1999 reflect the following:

a) Disposition of the supply business fixed assets, and write-down of assets used in the supply business.

b) Adjustment to reflect proceeds from the sale of the supply business, of which (pound)140 million was temporarily invested in short term investments, and (pound)20 million was utilized to reduce short-term debt. A longer term investment is anticipated.

c) Disposition of the supply business prepaid pension credit.

d) Disposition of supply business accounts receivable and accounts payable, and to record accounts receivable from the supply business which were previously eliminated in consolidation.

e) The recognition of the anticipated gain from the sale and related income taxes.

f) Adjustment to reflect the estimated income tax charge related to the gain on sale.

g) SWE entered into a contract relating to the purchase of 200 megawatts of capacity from a 7.69% related party, Teesside Power Limited, for a period of 15 years beginning April 1993. SWE had recognized an accrual at the acquisition date for the excess of these Teesside power purchase costs in each period over an estimate of the equivalent wholesale market cost in that respective period. Under the terms of the supply sale agreement, LE will assume SWE's obligations under the contract and thus the accrual is released.

h) Disposition of supply business accruals, and to reflect expenses that are incremental and a direct result of the sale of the supply business.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorised.

                                         SOUTHERN INVESTMENTS UK plc

                                   By:   /s/  D. Charl S. Oosthuizen

                                         D. Charl S. Oosthuizen
                                         Chief Financial and Accounting Officer

Date:    October 14, 1999